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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              SPDR(R) SERIES TRUST
             (Exact name of registrant as specified in its charter)


               Massachusetts                                           See Below
--------------------------------------------------------------------------------------------------
  (State of incorporation or organization)               (I.R.S. Employer Identification number)


One Lincoln Street, Boston, Massachusetts                                02111
--------------------------------------------------------------------------------------------------
(Address of principal executive offices)                               (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Exchange Act:





       TITLE OF EACH CLASS                                                         I.R.S. EMPLOYER
         TO BE REGISTERED                        EXCHANGE                          IDENTIFICATION NUMBER
---------------------------------------------------------------------------------------------------------
SPDR(R) Lehman Municipal Bond ETF                American Stock Exchange              20-8600874



If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [X]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [ ]

Securities  Act  registration  statement file number to which this form relates:
333-57793

Securities to be registered pursuant to Section 12(g) of the Act: None


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Item 1.     Description of Registrant's Securities to be Registered

A description of the shares of beneficial interest ("Shares") of the SPDR(R) Lehman Municipal Bond ETF (the "Fund") is set forth in the Registrant's Registration Statement on Form N-1A (Securities Act file number 333-57793; Investment Company Act file number 811-08839), which description is incorporated herein by reference to Post-Effective Amendment No. 25 as filed with the Securities and Exchange Commission on September 10, 2007 ("Registration Statement"). A definitive prospectus and statement of additional information for the Fund is also incorporated herein by reference, as filed with the Securities and Exchange Commission on September 12, 2007. Any form of supplement to the Registration Statement that is subsequently filed that relates to the Fund is hereby also incorporated by reference herein.

Item 2.     Exhibits


(a)(1)   Registrant's   First  Amended  and  Restated   Declaration   of  Trust,
         incorporated herein by reference to Exhibit (a)(i) to the Registration
         Statement.

(a)(2)   Registrant's Amendment to the First Amended and Restated Declaration of
         Trust, incorporated herein by reference to Exhibit (a)(ii) to the Registration Statement.

(b) Registrant's Amended and Restated Bylaws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

(c) Registrant's form of global certificate, incorporated herein by reference to Item 2(c) to the Registrant's registration of securities filed pursuant to Section 12(b) on Form 8-A/A on August 1, 2007
         (Securities Exchange Act file number 001-16135).


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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed in the City of Boston and Commonwealth of Massachusetts on the 12th day of September, 2007.




By:  /s/ Ryan M. Louvar
     -------------------
     Ryan M. Louvar
     Assistant Secretary